Exhibit 99.1

Summit Midstream Partners, LP 910 Louisiana Street, Suite 4200 Houston, TX 77002

Summit Midstream Partners, LP Provides Update on Debt Repurchases and Announces Amendment to Series A Preferred Unit Exchange Offer

Houston, Texas (July 13, 2020) – Summit Midstream Partners, LP (NYSE: SMLP) (the “Partnership”) announced today that it has continued to pursue liability management transactions, including repurchasing certain of its unsecured debt in the open market to manage its debt maturity profile. As of July 13, 2020, SMLP had repurchased approximately $28 million face value of Summit Midstream Holdings, LLC’s (“Summit Holdings”) and Summit Midstream Finance Corp.’s (“Finance Corp.”) 5.5% senior unsecured notes due August 2022 at a weighted average 36% discount for approximately $18 million in cash, representing approximately 9% of the total amount outstanding, and approximately $106 million face value of Summit Holdings’ and Finance Corp.’s 5.75% senior unsecured notes due April 2025 (collectively, the “Senior Notes”) at a weighted average 43% discount for approximately $60 million in cash, representing approximately 21% of the total amount outstanding. In the aggregate, SMLP has now repurchased approximately $134 million of face value of the Senior Notes at a weighted average discount of 42% for approximately $78 million in cash. The Partnership continues to focus on strategic initiatives to enhance its financial flexibility and strengthen its balance sheet, including further reductions in operating costs and capital expenditures, additional liability management transactions and potential asset divestitures and joint ventures of certain of its Legacy and Core Focus Areas.

The Partnership also announced today that it has further amended its offer to exchange (the “Exchange Offer”) any and all of its 9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (the “Series A Preferred Units”) for newly issued common units representing limited partner interests in the Partnership (the “Common Units”). The Partnership previously disclosed that, in order to avoid withholding taxes on the Exchange Offer, investors in the Series A Preferred Units may have to provide an IRS Form W-9 and/or certain other tax forms. The Partnership has decided to withhold 15 percent of the Exchange Consideration, or 30 Common Units out of every 200 Common Units otherwise issuable for each Series A Preferred Unit properly tendered and accepted, unless an IRS Form W-9 or other sufficient documentation is timely submitted by beneficial owners to the Partnership to avoid withholding requirements. In light of this amendment, the Partnership is also extending the expiration date of the Exchange Offer by five business days, which means that the Exchange Offer is now scheduled to expire at 5:00 p.m., New York City time, on July 24, 2020, unless further extended.

The complete terms and conditions of the Exchange Offer are set forth in the Offer to Exchange and related Letter of Transmittal, as amended and supplemented, that are filed with the U.S. Securities and Exchange Commission (the “SEC”) under cover of Schedule TO. Copies of the Offer to Exchange and Letter of Transmittal may be found on the SEC’s website at www.sec.gov, the Partnership’s website at www.summitmidstream.com or may be obtained from the Information Agent, D.F. King & Co., Inc., at 800-967-5071 (toll free) for unitholders, 212-269-5550 for banks and brokers or summitmidstream@dfking.com. The Depositary, American Stock Transfer & Trust Company, LLC can be contacted at 877-248-6417 (toll free) or 718-921-8317.

THIS PRESS RELEASE IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL ANY SERIES A PREFERRED UNITS, NOR IS IT AN OFFER TO SELL OR A SOLICITATION TO BUY ANY COMMON UNITS. THIS PRESS RELEASE IS NOT A SOLICITATION FOR ACCEPTANCE OF THE EXCHANGE OFFER. THE PARTNERSHIP IS MAKING THE EXCHANGE OFFER ONLY BY, AND PURSUANT TO THE TERMS OF THE OFFER TO EXCHANGE, THE LETTER OF TRANSMITTAL AND OTHER RELATED DOCUMENTS FILED WITH THE SEC, AS AMENDED AND SUPPLEMENTED. THE EXCHANGE OFFER IS NOT BEING MADE IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES, BLUE SKY OR OTHER LAWS OF SUCH JURISDICTION. NONE OF THE PARTNERSHIP, OUR GENERAL PARTNER, ITS BOARD OF DIRECTORS, OFFICERS OR EMPLOYEES, THE INFORMATION AGENT OR THE DEPOSITARY FOR THE EXCHANGE OFFER MAKES ANY RECOMMENDATION IN CONNECTION WITH THE EXCHANGE. THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER, SOLICITATION OR SALE IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS UNLAWFUL.

About Summit Midstream Partners, LP

SMLP is a value-driven limited partnership focused on developing, owning and operating midstream energy infrastructure assets that are strategically located in unconventional resource basins, primarily shale formations, in the continental United States. SMLP provides natural gas, crude oil and produced water gathering services pursuant to primarily long-term and fee-based gathering and processing agreements with customers and counterparties in six unconventional resource basins: (i) the Appalachian Basin, which includes the Utica and Marcellus shale formations in Ohio and West Virginia; (ii) the Williston Basin, which includes the Bakken and Three Forks shale formations in North Dakota; (iii) the Denver-Julesburg Basin, which includes the Niobrara and Codell shale formations in Colorado and Wyoming; (iv) the Permian Basin, which includes the Bone Spring and Wolfcamp formations in New Mexico; (v) the Fort Worth Basin, which includes the Barnett Shale formation in Texas; and (vi) the Piceance Basin, which includes the Mesaverde formation as well as the Mancos and Niobrara shale formations in Colorado. SMLP has an equity investment in Double E Pipeline, LLC, which is developing natural gas transmission infrastructure that will provide transportation service from multiple receipt points in the Delaware Basin to various delivery points in and around the Waha Hub in Texas. SMLP also has an equity investment in Ohio Gathering, which operates extensive natural gas gathering and condensate stabilization infrastructure in the Utica Shale in Ohio. SMLP is headquartered in Houston, Texas.

Forward-Looking Statements

This press release includes certain statements concerning expectations for the future that are forward-looking within the meaning of the federal securities laws including, without limitation, information concerning completion of the Offer to Exchange, the terms and timing of the Offer to Exchange, and the impact of completion of the Offer to Exchange. The Partnership may modify the terms or timing of the Offer to Exchange with requisite notice. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements also contain known and unknown risks and uncertainties (many of which are difficult to predict and beyond management’s control) that may cause SMLP’s actual results in future periods to differ materially from anticipated or projected results. An extensive list of specific material risks and uncertainties affecting SMLP is contained in its 2019 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2020 and Quarterly Report on Form 10-Q for the three months ended March 31, 2020 filed with the Securities Exchange Commission on May 8, 2020, each as amended and updated from time to time. Any forward-looking statements in this press release, are made as of the date of this press release and SMLP undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.

Contact: Ross Wong, Senior Director, Corporate Development & Finance, 832-930-7512, ir@summitmidstream.com

SOURCE: Summit Midstream Partners, LP

2